EXHIBIT 10.1


                             ANCHOR HOLDINGS, INC.
                              AMENDED AND RESTATED
                            SHAREHOLDERS' AGREEMENT

                                 July 29, 1994



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                             ANCHOR HOLDINGS, INC.
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT
                                TABLE OF CONTENTS



Preamble                                                                    Page
--------                                                                    ----

ARTICLE I     Definitions ...............................................    2
              Acquisition ..............................................     2
              1933 Act .................................................     2
              1934 Act .................................................     2
              Affiliate ................................................     2
              Anchor Advanced Products .................................     2
              Associate ................................................     2
              Book Value ...............................................     3
              Call Event ...............................................     3
              Call Group ...............................................     3
              Call Notice ..............................................     3
              Call Option ..............................................     3
              Call Price ...............................................     3
              Call Securities ..........................................     3
              Cause ....................................................     3
              Certificate of Incorporation .............................     4
              Common Stock .............................................     4
              The Company ..............................................     4
              Designated Employees .....................................     4
              Disability ...............................................     4
              Equity Fund Nominee ......................................     4
              Equity Fund Investor .....................................     4
              Fair Market Value ........................................     4
              Fund II ..................................................     5
              Fund Agreements ..........................................     5
              Fund Nominees ............................................     5
              Funds ....................................................     5
              Holder ...................................................     5
              Initiating Investor ......................................     5
              Institutional Investors ..................................     5
              Institutional Offeree ....................................     5
              Institutional Offered Shares .............................     5
              Institutional Offer Price ................................     5
              Institutional Transfer Option Period .....................     5
              Institutional Transfer Notice ............................     5
              Investment Price I .......................................     5
              Investment Price II ......................................     6
              Lee Investors ............................................     6
              Lee Representative .......................................     6
              Management Representative ................................     6
              Management Investors .....................................     6
              Management Offered Shares ................................     6
              Management Offeree .......................................     6
              Management Offer Price ...................................     6
              Management Transfer Notice ...............................     6
              Management Transfer Option Period ........................     6

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Preamble                                                                    Page
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              Mid-State ................................................     6
              Mid-State Acquisition ....................................     6
              Mid-State Investors ......................................     6
              NAPC .....................................................     6
              New Securities ...........................................     7
              Offered Warrants .........................................     7
              Participation Securities .................................     7
              Participation Notice .....................................     7
              Participating Offeree ....................................     7
              Permitted Transfer .......................................     7
              Permitted Transferee .....................................     8
              Person ...................................................     8
              Public Float Date ........................................     8
              Public Offering ..........................................     8
              Purchase Agreement .......................................     8
              Registrable Securities ...................................     8
              Retirement Fund ..........................................     9
              Sale Request .............................................     9
              Schedule .................................................     9
              SEC ......................................................     9
              Selling Investors ........................................     9
              Stock ....................................................     9
              Shareholder ..............................................     9
              Stock Options ............................................     9
              Stock Option Plan ........................................     9
              Subsidiary ...............................................     9
              Third Party ..............................................    10
              Thomas H. Lee Company ....................................    10
              Thomas H. Lee Equity Partners, L.P. ......................    10
              THL Management Agreement .................................    10
              Transfer .................................................    10
              Warrant ..................................................    10
              Warrant Offeree ..........................................    10
              Warrant Offer Price ......................................    10
              Warrant Transfer Option Period ...........................    10
              Warrant Transfer Notice ..................................    10

ARTICLE II    Covenants and Conditions

Section 2.1   Restrictions on Transfers by the
              Management Investors;
              Right of First Refusal ...................................    11
Section 2.2   Restrictions on Transfer by the
              Institutional Investors;
              Right of First Refusal ..................................     13
Section 2.3   Come Along ...............................................    17
Section 2.4   Take Along ...............................................    18
Section 2.5   Call by the Company, .....................................    20
Section 2.6   Preemptive Rights ........................................    22
Section 2.7   Corporate Governance .....................................    24
Section 2.8   Legends ..................................................    26


                                      -ii-

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Preamble                                                                    Page
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ARTICLE III   Registration Rights ......................................    26

Section 3.1   General ..................................................    26
Section 3.2   Demand Registration Initiated by
              Institutional Investors ..................................    26
Section 3.3   Piggyback Registration ...................................    27
Section 3.4   Obligations of the Company ...............................    28
Section 3.5   Furnish Information ......................................    30
Section 3.6   Expenses of Registration .................................    30
Section 3.7   Underwriting Requirements ................................    30
Section 3.8   Indemnification ..........................................    30
Section 3.9   Reports Under The 1934 Act ...............................    33
Section 3.10  No Inconsistent Agreements ...............................    34
Section 3.11  Stock Split ..............................................    34
Section 3.12  Timing Limitations .......................................    35
Section 3.13  Termination ..............................................    35

ARTICLE IV    Miscellaneous

Section 4.1   Remedies .................................................    35
Section 4.2   Entire Agreement; Amendment ..............................    36
Section 4.3   Severability .............................................    36
Section 4.4   Investor Representatives .................................    36
Section 4.5   Notices ..................................................    38
Section 4.6   Binding Effect; Assignment ...............................    39
Section 4.7   Governing Law ............................................    39
Section 4.8   Termination ..............................................    39
Section 4.9   Recapitalizations, Exchanges, Etc ........................    39


                                      -iii-


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                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

     This AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT (this "Agreement") is entered into as of the 29th day of July, 1994, by and among Anchor Holdings, Inc., a Delaware corporation (the "Company"), the Mid-State Investors so indicated on the signature page hereof (the "Mid-State Investors"), the management Investors so indicated on the signature page hereof (together with the Mid-State Investors, the "Management Investors"), Thomas H. Lee Equity Partners, L.P. ("Equity Partners"), State Street Bank & Trust Company of Connecticut, N.A. (not personally but as successor Trustee for the 1989 Thomas
H. Lee Nominee Trust) (the "Trustee"), the individual Investors affiliated with Thomas H. Lee Company so indicated on the signature page hereof (the "Lee Investors") (Equity Partners, the Trustee and the Lee Investors, together with their Permitted Transferees, the "Equity Fund Investor"), ML-Lee Acquisition Fund II, L.P., a Delaware limited partnership ("Fund II"), and ML-Lee Acquisition Fund (Retirement Accounts) II, L.P., a Delaware limited partnership ("Retirement Fund" and, collectively with Fund II, and the Retirement Fund, the "Funds"). The Equity Fund Investor and the Funds are sometimes individually and collectively referred to herein as the "Institutional Investors." The Management Investors, the Equity Fund Investor and the Funds are sometimes herein collectively referred to as the "Investors," or singularly as an "Investor."

     WHEREAS, the Company is the successor to Anchor Acquisition Corp., a Delaware corporation ("Anchor Acquisition"), which was formed for the purpose of acquiring (the "Acquisition") through its subsidiaries, Anchor Brush Company and Anchor Cosmetics Company (collectively, the "Acquisition Subsidiaries"), all of the assets and certain liabilities and obligations of Anchor Advanced Products, a division of North American Philips Corporation, a Delaware corporation ("NAPC"), pursuant to an Asset Purchase and Sale Agreement, dated as of March 21, 1990, by and between the Company and NAPC (the "Purchase Agreement"); and


     WHEREAS, the Investors have (either at the time of the Acquisition or simultaneously with the execution and delivery of this Agreement) subscribed for and purchased or otherwise acquired the number of shares of Stock or Warrants (hereinafter defined) of the Company (as successor to Anchor Acquisition) set forth opposite the name of each Investor in the Schedule of Investors to be maintained by the Company; and

     WHEREAS, the Company's wholly-owned subsidiary, Anchor Advanced Products, Inc., a Delaware corporation ("Anchor Advanced Products"), has purchased (the "Mid-State Acquisition") substantially all of the assets and the business of Mid-State Plastics, Inc., a North Carolina corporation ("Mid-State"), and in connection therewith certain former executives of Mid-State have acquired shares of Stock of the Company and are Investors hereunder; and


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     WHEREAS all the Investors desire to enter into this Shareholders' Agreement for the purpose of properly reflecting the corporate structure that has developed following the Acquisition and regulating certain aspects of the Investors' relationships with regard to the Company and its subsidiaries (each a "Subsidiary" and collectively, the "Subsidiaries"):

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, mutually agree as follows:

                                    ARTICLE I

                                   Definitions

     For the purposes of this Agreement, the following terms shall be defined as follows:

     Acquisition. "Acquisition" shall have the meaning set forth in the second paragraph of this Agreement.

     1933 Act. The "1933 Act" shall mean the Securities Act of 1933, as amended.

     1934 Act. The "1934 Act" shall mean the Securities Exchange Act Of 1934.

     Affiliate. An "Affiliate" of a specified person, corporation or other entity shall mean a person, corporation or other entity which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the corporation or other entity specified. For purposes of this Agreement, the Funds, the Equity Fund Investor and Thomas H. Lee Equity Partners, L.P. shall not be deemed to be "Affiliates" of each other.

     Anchor Advanced Products. "Anchor Advanced Products" shall mean Anchor Advanced Products, Inc., a Delaware corporation and wholly-owned subsidiary of the Company.

     Associate. "Associate" shall mean, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar fiduciary capacity and (c) any relative of such Person who has the same home as such Person, is a parent, spouse, in-law, child or




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grandchild of such Person, or the spouse of any of them, or is a director or officer of the Company or its Subsidiary. Neither the Company nor its Subsidiary shall be deemed an Associate of any Investor.

     Book Value. "Book Value" shall mean, with respect to the valuation of shares of Stock or Stock Options to be repurchased from a Management Investor or his Permitted Transferees pursuant to Section 2.5, (i) the consolidated stockholders' equity of the Company, excluding amounts attributable to shares of the Company's capital stock other than its Common Stock, as of the last day of the month immediately preceding the applicable termination date referenced in
Section 2.5, determined in accordance with generally accepted accounting principles applied on a basis consistent with any prior periods plus the aggregate exerclse price of all Options and Warrants exercisable as of such date, divided by (ii) the number of shares of Common Stock outstanding and the number of shares of Common Stock issuable upon the exercise of vested Stock Options and exercisable Warrants as of such date.

     Call Event. "Call Event" shall have the meaning set forth in Section 2.5(a) hereof.

     Call Group. "Call Group" shall have the meaning set forth in Section 2.5(a) hereof.

     Call Notice. "Call Notice" shall have the meaning set forth in Section 2.5(a) hereof.

     Call Option. "Call Option" shall have the meaning set forth in Section 2.5(a) hereof.

     Call Price. "Call Price" shall have the meaning set forth in Section 2.5(b) hereof.

     Call Securities. "Call Securities" shall have the meaning set forth in
Section 2.5(a) hereof.

     Cause. "Cause" used in connection with the termination of a Management Investor shall mean a termination of employment of such Management Investor by the Company or any Subsidiary due to (a) the willful and continued failure by such Management Investor to follow lawful directives of the Company's Board of Directors and to devote his full time and best efforts to the Company and its Subsidiaries (other than any failure resulting from an illness or other similar incapacity or disability) for 10 days after a written demand for performance is delivered to such Management Investor on behalf of the company's Board of Directors which specifically identifies the manner in which it is alleged that such Management Investor has not followed such directives or devoted such time and efforts, (b) a felony conviction of such

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Management Investor or (c) the commission by such Management Investor of an act of fraud or embezzlement against the Company or any Subsidiary, as determined in each case in good faith by the Company's Board of Directors.

     Certificate of Incorporation. "Certificate of Incorporation" shall mean the Company's Certificate of Incorporation on the date hereof, as the same may be hereafter amended.

     Common Stock. "Common Stock" shall mean the Company's common stock, $.01 par value per share, that the Company may be authorized to issue from time to time.

     The Company. The "Company" shall mean Anchor Holdings, Inc., a Delaware corporation.

     Designated Employees. "Designated Employees" shall have the meaning set forth in Section 2.5(d).

     Disability. "Disability" used in connection with termination of employment of a Management Investor shall mean the inability of such Management Investor for a period of 180 consecutive days to perform such Management Investor's duties to the Company or any of its Subsidiaries, as the case may be, because of serious physical disability or other incapacity as determined by an independent medical doctor selected by the Company's Board of Directors.

     Equity Fund Nominee. "Equity Fund Nominee" shall have the meaning set forth in Section 2.7(a).

     Equity Fund Investor. "Equity Fund Investor" shall have the meaning set forth in the first paragraph of this Agreement.

     Fair Market Value. "Fair Market Value" shall mean with respect to the valuation of shares of Stock or Stock options to be repurchased from a Management Investor and his Permitted Transferees pursuant to Section 2.5 the price per share equal to five (5) times the Company's consolidated earnings per share before interest and taxes, but excluding for this purpose the Thomas H. Lee Company consulting fee and management fee (as defined in the THL Management Agreement), charges to income that occur as a result of the Acquisition and the Mid-State Acquisition (including charges that relate to the amortization of good will and transactional costs incurred by the Company in connection with the transactions contemplated by the Purchase Agreement and the Mid-State Acquisition), and depreciation and all as reflected in the Company's most recently available consolidated financial statements reflecting the Company's consolidated per share income for the immediately preceding twelve month period as certified by an officer of the Company,

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less indebtedness per share for borrowed money (including indebtedness in respect of the Company's capitalized lease (obligations), all as certified by an officer of the Company as of the applicable termination date referenced in
Section 2.5.

     Fund II. "Fund II" shall have the meaning set forth in the first paragraph of this Agreement.

     Fund Agreements. "Fund Agreements" shall collectively mean the Senior Subordinated Note Purchase Agreement and the Junior Subordinated Note Purchase Agreement, each dated as of April 30, 1990, as amended by First Amendment to Subordinated Note Agreements dated the date hereof between the Company and the Funds.

     Fund Nominees. "Fund Nominees" shall have the meaning specified in Section 2.7(a).

     Funds. The "Funds" shall have the meaning set forth in the first paragraph of this Agreement.

     Holder. "Holder" shall have the meaning specified in Section 3.1 of this Agreement.

     Initiating Investor. "Initiating Investor" shall have the meaning specified in Section 2.3.

     Institutional Investors. "Institutional Investors" shall have the meaning set forth in the first paragraph of this Agreement.

     Institutional Offeree. "Institutional Offeree" shall have the meaning specified in Section 2.2(a)(i).

     Institutional Offered Shares. "Institutional Offered Shares" shall have the meaning specified in Section 2.2(a)(i).

     Institutional Offer Price. "Institutional Offer Price" shall have the meaning specified in Section 2.2(a)(i).

     Institutional Transfer Option Period. "Institutional Transfer Option Period" shall have the meaning specified in Section 2.2(a) (ii).

     Institutional Transfer Notice. "Institutional Transfer Notice" shall have the meaning specified in Section 2.2.

     Investment Price I. "Investment Price I" shall mean an amount per share of Stock equal to the price per share paid for such Stock by a Management Investor pursuant to the Management Stock Subscription Agreement, dated as of April 30, 1990, subject

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to appropriate adjustment to reflect any stock dividend, stock split or similar form of recapitalization.

     Investment Price II. "Investment Price II" shall mean an amount per share of Stock equal to the price per share paid for such Stock by a Mid-State Investor pursuant to his Stock Purchase Agreement dated the date hereof.

     Lee Investors. "Lee Investors" shall have the meaning specified in the first paragraph of this Agreement.

     Lee Representative. "Lee Representative" shall have the meaning specified in Section 4.4(b).

     Management Representative. "Management Representative" shall have the meaning specified in Section 4.4(a).

     Management Investors. "Management Investors" shall have the meaning set forth in the first paragraph of this Agreement and shall include all employees of the Company who become parties to this Agreement subsequent to the date hereof by signing a counterpart signature page hereto agreeing to be bound by the terms of this Agreement as Management Investors.

     Management Offered Shares. "Management Offered Shares" shall have the meaning specified in Section 2.1(a)(i).

     Management Offeree. "Management Offeree" shall have the meaning specified in Section 2.1(a)(ii).

     Management Offer Price. "Management Offer Price" shall have the meaning specified in Section 2.1(a)(i).

     Management Transfer Notice. "Management Transfer Notice shall have the meaning specified in Section 2.1(a)(i).

     Management Transfer Option Period. "Management Transfer Option Period" shall have the meaning specified in Section 2(a)(ii).

     Mid-State. "Mid-State" shall have the meaning specified in the fourth paragraph of this Agreement.

     Mid-State Acquisition. "Mid-State Acquisition" shall have the meaning specified in the fourth paragraph of this Agreement.

     Mid-State Investors. "Mid-State Investors" shall have the meaning specified in the first paragraph of this Agreement.

     NAPC. "NAPC" shall have the meaning specified in the second paragraph of this Agreement.

     New Securities. "New Securities" shall have the meaning specified in
Section 2.6(c).

     Offered Warrants. "Offered Warrants" shall have the meaning specified in
Section 2.2(b)(i).

     Participation Securities. "Participation Securities" shall have the meaning specified in 2.3(a).

     Participation Notice. "Participation Notice" shall have the meaning specified in Section 2.3(a).

     Participating Offerree. "participating Offeree" shall have the meaning specified in Section 2.3(a).

     Permitted Transfer. A "Permitted Transfer" shall mean:

     (a) a Transfer of Stock between any Investor who is a natural person and such Investor's spouse or children, or a trust for the benefit of such Investor, or such Investor's spouse or children, provided that with respect to any Transfer to such a trust, the Investor retains, as trustee or by some other means, the sole authority to vote such Stock;

     (b) a Transfer of Stock between any Investor who is a natural person and such Investor's guardian or conservator and, upon the death of such Investor, such investor's executor, administrator and heirs;

     (c) a Transfer by the Equity Fund Investor to an Equity Fund Nominee, any of the Funds or Thomas H. Lee Equity Partners, L.P. and/or the partners, officers, employees or consultants of the Equity Fund Investor or of the Thomas H. Lee Company or to a partnership or partnerships (or other entity for collective investment, such as a fund) controlled by, controlling or under common control with the Equity Fund Investor;

     (d) a Transfer by any of the Funds to any of the other Funds or to the Equity Fund Investor or to its Permitted Transferees; and

     (e) a Transfer of Stock by an Institutional Investor or any of its transferees by way of a pledge to a bank or recognized financial institution;

No Permitted Transfer shall be effective unless and until the transferee of the Stock so transferred executes and delivers to the Company an executed counterpart of this Agreement and agrees to be bound hereunder in the same manner and to the same extent as the Investor from whom the Stock was transferred, except that

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a good faith pledgee shall not be required to so agree until foreclosure on the pledge. From and after the date on which a Permitted Transfer becomes effective, the Permitted Transferee of the Stock so transferred shall have the same rights, and shall be bound by the same obligations, under this Agreement as the transferor of such Stock.

     Permitted Transferee. A "Permitted Transferee" shall mean any person or entity who shall have acquired and who shall hold Stock pursuant to a Permitted Transfer described in Article I hereof.

     Person. "Person" means an individual, corporation, partnership, trust, or unincorporated association, or a government or any agency or political subdivision thereof.

     Public Float Date. "Public Float Date" shall mean the date on which shares of Common Stack shall have been sold pursuant to one or more Public Offerings in which the aggregate gross proceeds to the company of such shares equal or exceed $15 million.

     Public Offering. A "Public Offering" shall mean the completion of a sale of Common Stock pursuant to a registration statement which has become effective under the 1933 Act, excluding registration statements on Form S-4, S-8 or similar limited purpose forms.

     Purchase Agreement. "Purchase Agreement" shall have the meaning set forth in the second paragraph of this Agreement.

     Registrable Securities. "Registrable Securities" shall mean (i) all shares of Common Stock held by any party hereto as of the date hereof, (ii) all shares of Common Stock held by any party hereto issued upon the exercise of Stock Options or Warrants, (iii) all shares of Common Stock issuable upon the exercise of Warrants, to the extent then exercisable, (iv) all shares of Common Stock purchased by Institutional Investors pursuant to Sections 2.1 and 2.2, and (v) any other common equity securities of the Company issued in exchange for, upon a reclassification of, or in a distribution with respect to, such Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement (other than a registration statement on Form S-8) with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such registration statement, (b) a registration statement on Form S-8 with respect to such securities shall have become effective under the 1933 Act, (c) such securities shall have been sold under Rule 144 (or any successor provision) under the '933 Act, (d) such securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company or (e) such securities shall have been issued and then ceased to be outstanding.

     Retirement Fund. "Retirement Fund" shall have the meaning specified in the first paragraph of this Agreement.

     Sale Request. "Sale Request" shall have the meaning specified in Section 2.4(a).

     Schedule. "Schedule" shall refer to the Schedule of Investors to be maintained by the Company.

     SEC. "SEC" shall mean the Securities and Exchange Commission.

     Selling Investors. "Selling Investors" shall have the meaning specified in
Section 2.4(a).

     Stock. "Stock" shall mean all (i) shares of Common Stock held by Investors as of the original date of this Agreement, (ii) shares of Common Stock subsequently held by Permitted Transferees who acquire them in one or mare Permitted Transfers, (iii) shares of Common Stock held by Investors or Permitted Transferees who acquire them pursuant to Sections 2.1, 2.2, 2.5 or 2.6, (iv) shares of Common Stock subsequently issued by the Company upon exercise of Stock Options or Warrants, and (v) securities of the Company or any of its Subsidiaries issued in exchange for, upon reclassification of, or as a distribution in respect of, any of the foregoing.

     Shareholder. "Shareholder" shall mean any party hereto other than the Company.

     Stock Options. "Stock Options" shall mean options granted to Management Investors to purchase shares of Stock under the terms of the Stock Option Plan.

     Stock Option Plan. "Stock Option Plan" shall mean the Time Accelerated Restricted Stock Option Plan to be adopted by the Company during 1990 covering employees of the Company and its Subsidiaries.

     Subsidiary. "Subsidiary" with respect to any corporation (the "parent") shall mean any corporation, firm, association or trust of which such parent, at the time in respect of which such term is used, (i) owns directly or indirectly more than fifty percent (50%) of the equity or beneficial interest, on a consolidated basis, and (ii) owns directly or controls with power to vote, indirectly through one or more subsidiaries, shares of capital stock or beneficial interest having the power to cast at least a majority of the votes entitled to be cast for the election of directors, trustees, managers or other officials having powers analogous to those of directors of a corporation. Unless otherwise specifically indicated, when used herein the terms Subsidiary and Subsidiaries shall refer to a direct or indirect Subsidiary or Subsidiaries of the Company. The term "Subsidiary", when used herein with respect to the Company, shall include the "Acquisition Subsidiaries".

     Third Party. "Third Party" means any person other than the Investors and their Permitted Transferees.

     Thomas H. Lee Company. "Thomas H. Lee Company" shall mean the Thomas H. Lee Company, a Massachusetts sole proprietorship with a principal place of business at 75 State Street, Boston, Massachusetts 02109.

     Thomas H. Lee Equity Partners. "Thomas H. Lee Equity Partners, L.P." shall mean Thomas H. Lee Equity Partners, L.P., a Delaware limited partnership.

     THL Management Agreement. "THL Management Agreement" shall mean that certain Management Agreement dated as of April 30, 1990 by and between Anchor Advanced Products and the Thomas H. Lee Company.

     Transfer. "Transfer" shall mean to transfer, sell, assign, pledge, hypothecate, give, create a security interest in or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of, directly or indirectly and whether or not by operation of law or for value, any Stock.

     Warrant. "Warrant" shall mean the warrants to purchase Common Stock issued by the Company to the Funds on the date of the Acquisition.

     Warrant Offeree. "Warrant Offeree" shall have the meaning specified in
Section 2.2(b)(i).

     Warrant Offer Price. "Warrant Offer Price" shall have the meaning specified in Section 2.2(b)(i).

     Warrant Transfer Option Period. "Warrant Transfer Option Period" shall have the meaning specified in Section 2.2(b)(i).

     Warrant Transfer Notice. "Warrant Transfer Notice" shall have the meaning specified in Section 2.2(b)(i).

                                   ARTICLE II

                            Covenants and Conditions

     2.1 Restrictions on Transfers by the Management Investors; Right of First Refusal.

          (a) Each Management Investor and his Permitted Transferees may Transfer all or any part of the shares of Stock then owned by any of them to a Third Party (subject to compliance with the 1933 Act and the so-called "blue sky" laws of the several states) only on the following terms and conditions:

               (i) If a Management Investor (or any Permitted Transferee thereof) desires to Transfer Stock to a Third Party, such Management Investor shall give notice of such offer to each of the Institutional Investors and to the Company. Such notice (the Management Transfer Notice") shall state the terms and conditions of such offer including the name of the prospective purchaser, the proposed purchase price per share of such Stock, including a description of any proposed non-cash consideration (the "Management Offer Price"), payment terms, the type of disposition and the number of such shares to be transferred ("Management Offered Shares")

               (ii) For a period of thirty (30) days after receipt of the Management Transfer Notice (the "Management Transfer Option Period"), the Institutional Investors and their Permitted Transferees (individually, a "Management Offeree", and collectively, the "Management Offerees") may, by notice in writing to the Management Investor or Permitted Transferee delivering such Management Transfer Notice, elect in writing to purchase all, but not less than all, of the Management Offered Shares at the Management Offer Price. The right to purchase such Management Offered Shares shall be allocated to the Management Offerees pro rata (based on the number of shares of Stock owned or subject to exercisable Warrants held by each of them (together with each of their Permitted Transferees) in relation to the total number of such shares of Stock owned or subject to exercisable Warrants held by all of them), provided, that if any Management Offeree does not elect to purchase the number of Management Offered Shares which such Management Offeree may purchase pursuant to this
          Section 2.1, then the other Management Offerees may elect to purchase the remaining Management Offered Shares pro rata 25 set forth above.

               (iii) If the Management Offerees do not elect to purchase all of the Management Offered Shares, they shall have the right to elect to purchase any portion thereof, provided the Company agrees to purchase the remaining Management Offered Shares at the Management Offer Price. If the Management Offerees elect to purchase some, but not all, of the Management offered Shares, then, within the Management Transfer Option Period, the Management Offerees shall promptly (but in any case prior to the expiration of the Management Transfer option Period) notify the Company of the number of Management Offered Shares which the Management Offerees intend to purchase. The Company may then, by notice in writing to the selling Management Investor or respective Permitted Transferee thereof, as the case may be, and to the Management Offerees, elect to purchase all, but not less than all, of the remaining Management Offered Shares at the Management Offer Price.

               (iv) If the Management Offerees and/or the Company do not elect to purchase all of the Management Offered Shares, or if the Management Offerees and/or the Company fail to purchase all of the Management Offered Shares in accordance with Section 2.1(a)(v), all but not less than all of the Management Offered Shares may be Transferred, but only in accordance with Section 2.1(a)(vi) and the terms of the Management Transfer Notice, including the transferee named therein, within six
          (6) months after expiration of the Management Transfer Option Period, after which, if the Management Offered Shares have not been Transferred, all restrictions contained herein shall again be in full force and effect.

               (v) The closing of the purchase of any Management Offered Shares pursuant to Section 2.1(a)(ii) or 2.1(a)(iii) hereof shall take place at the principal office of the Company on the tenth (1Oth) business day after the expiration of the Management Transfer Option Period. At such closing, each purchaser of Management Offered Shares shall deliver to the Selling Management Investor or respective Permitted Transferee thereof, as the case may be, against delivery of certificates duly endorsed and stock powers representing the Offered Shares being acquired by such purchaser, a certified or bank cashier's check or checks (if the Offer Price is all cash) or such other consideration in an amount equal to the product of the Management Offered Shares being purchased by such purchaser and the Management Offer Price. All of the foregoing deliveries will be deemed to be made simultaneously and none shall be deemed completed until all have been completed.

               (vi) Any Transfer of shares of Stock pursuant to this Section 2.1 shall remain subject to the Transfer restrictions of this Agreement and each intended transferee pursuant to this Section shall execute and deliver to the Company a counterpart of this Agreement, which shall evidence such transferee's agreement that the shares intended to be transferred shall continue to be subject to this Agreement and that as to such shares the transferee shall be bound by the restrictions of this Agreement (x) in the case of any transferee other than an Investor, as if such transferee were an original party hereto, standing in the position of its transferor, and (y) in the case of an Investor, as such Investor is bound hereunder.

               (vii) If any Management Offeree shall elect to purchase Management Offered Shares and shall fail to perform its obligation to close such purchase in accordance with Section 2.1(a)(v), such Management Offeree thereafter shall not be entitled to exercise any rights under this Section 2.1.

          (b) The provisions of this Section 2.1 shall not apply to a Transfer of Stock which is (i) a Permitted Transfer, (ii) pursuant to a Public Offering, (iii) pursuant to Rule 144 of the 1933 Act, (iv) pursuant to
     Section 2.3, 2.4 or 2.5 hereof, or (v) made after the first to occur of the Public Float Date or the tenth (10th) anniversary of the Acquisition.

     2.2 Restrictions on Transfer by the Institutional Investors; Right of First Refusal.

          (a) Each Institutional Investor and its Permitted Transferees may Transfer all or any part of the shares of Stock then owned by any of them to a Third Party (subject to compliance with the 1933 Act) only on the following terms and conditions:

               (i) If an Institutional Investor (or any Permitted Transferee thereof) desires to Transfer Stock to a Third Party, such Investor shall give notice of such offer to each of the other institutional Investors (individually an "Institutional Offeree" and collectively, the "Institutional Offerees") and the Company. Such notice (the "Institutional Transfer Notice") shall state the terms and conditions of such offer, including the name of the prospective purchaser, the proposed purchase price per share of such Stock including a description of any proposed non-cash consideration (the "Institutional Offer Price"), payment terms, the type of disposition and the number of such shares to be transferred ("Institutional Offered Shares").

               (ii) For a period of thirty (30) days after receipt of the Institutional Transfer Notice (the "Institutional Transfer Option Period"), the Institutional Offerees may, by notice in writing to the Institutional Investor or Permitted Transferee delivering such Institutional Transfer Notice, elect in writing to purchase all, but not less than all, of the Institutional Offered Shares at the Institutional Offer Price. The right to purchase such Institutional Offered Shares shall be allocated to the Institutional Offerees pro rata (based on the number of shares of Stock owned or subject to exercisable Warrants held by each of the Institutional Offerees (together with each of their Permitted Transferees) in relation to the total number of such shares owned or subject to exercisable Warrants held by all of them), provided, that if any Institutional Offeree does not elect to purchase the number of Institutional Offered Shares to which such Institutional Offeree may purchase pursuant to this Section 2.2(a), then the other Institutional Offerees may elect to purchase the remaining Institutional Offered Shares pro rata, as set forth above.

               (iii) If the Institutional Offerees do not elect to purchase all of the Institutional Offered Shares, or if the Institutional Offerees fail to purchase all of the Institutional Offered Shares in accordance with Section 2 . 2 (a) (iv), all but not less than all of the Institutional Offered Shares may be Transferred, but only in accordance with Section 2.2(a)(v) and the terms of the Institutional Transfer Notice, including the transferee named therein, within six
          (6) months after expiration of the Institutional Transfer Option Period, after which, if the Institutional Offered Shares have not been Transferred, all restrictions contained herein shall again be in full force and effect.

               (iv) The closing of the purchase of any Institutional Offered Shares pursuant to Section 2.2(a)(ii) hereof shall take place at the principal office of the Company on the tenth (lOth) business day after the expiration of the Institutional Transfer Option Period. At such closing, each purchaser of Institutional Offered Shares shall deliver to the Institutional Investor or respective Permitted

          Transferee thereof, as the case may be, against delivery of certificates duly endorsed and stock powers representing the Institutional Offered Shares being acquired by such purchaser, a certified or bank cashier's check or checks (if the Offer Price is all cash) or such other consideration in an amount equal to the product of the Institutional Offered Shares being purchased by such purchaser and the Institutional Offer Price. All of the foregoing deliveries will be deemed to be made simultaneously and none shall be deemed completed until all have been completed.

               (v) Any Transfer of shares of Stock pursuant to this Section 2.2(a) shall remain subject to the Transfer restrictions of this Agreement and each intended transferee pursuant to this Section shall execute and deliver to the Company a counterpart of this Agreement, which shall evidence such transferee's agreement that the shares intended to be transferred shall continue to be subject to this Agreement and that as to such shares the transferee shall be bound by the restrictions of this Agreement (x) in the case of any transferee other than an Investor, as if such transferee were an original party hereto, standing in the position of its transferor, and (y) in the case of an Investor, as such Investor is bound hereunder.

               (vi) If any Institutional Offeree shall elect to purchase Institutional Offered Shares and shall to perform its obligation to close such purchase in accordance with Section 2.2(a)(iv), such Institutional Offeree thereafter shall not be entitled to exercise any rights under this Section 2.2.

               (vii) The provisions of this Section 2.2(a) shall not apply to a Transfer of Stock which is (i) a Permitted Transfer, (ii) pursuant to a Public Offering, (iii) pursuant to Rule 144 of the 1933 Act, (iv) pursuant to Section 2.3 or 2.4 hereof, or (v) made after the first to occur of the Public Float Date or the tenth (1Oth) anniversary of the Acquisition.

          (b) Each Institutional Investor and its Permitted Transferees may Transfer all or any part of the Warrants then owned by any of them to a Third Party (subject to compliance with the 1933 Act) only on the following terms and conditions:

               (i) If an Institutional Investor (or any Permitted Transferee thereof) desires to Transfer warrants to a Third Party, such Investor shall give notice of such offer to each of the other Institutional

          Investors (individually a "Warrant Offeree" and collectively, the "Warrant Offerees") and the Company. Such notice (the "Warrant Transfer Notice") shall state the terms and conditions of such offer, including the name of the prospective purchaser, the proposed purchase price for the Warrants to be transferred including a description of any proposed non-cash consideration (the "warrant Offer Price"), payment terms, the type of disposition and the amount of Warrants to be transferred ("Offered Warrants").

               (ii) For a period of thirty (30) days after receipt of the Warrant Transfer Notice (the "Warrant Transfer Option Period"), the Warrant Offerees may, by notice in writing to the Institutional Investor or Permitted Transferee delivering such Warrant Transfer Notice, elect in writing to purchase all, but not less than all, of the Offered Warrants at the Warrant Offer Price. The right to purchase such Offered Warrants shall be allocated to the Warrant Offerees pro rata (based on the number of shares of Stock owned or subject to exercisable Warrants held by each of them (together with each of their Permitted Transferees) in relation to the total number of such shares owned or subject to exercisable Warrants held by all of them), provided, that if any Warrant Offeree does not elect to purchase the amount of Offered Warrants which such Warrant Offeree may purchase pursuant to this Section 2.2(b), then the other Warrant Offerees may elect to purchase the remaining Offered Warrants pro rata, as set forth above.

               (iii) If the Warrant Offerees do not elect to purchase all of the Offered Warrants, or if the Warrant Offerees fail to purchase all of the Offered Warrants in accordance with Section 2.2(b)(iv), all but not less than all of the Offered Warrants may be Transferred, but only in accordance with Section 2.2(b)(v) and the terms of the Warrant Transfer Notice, including the transferee named therein, within six
          (6) months after expiration of the Warrant Transfer Option Period, after which, if the Offered Warrants have not been Transferred, all restrictions contained herein shall again be in full force and effect.

               (iv) The closing of the purchase of any Offered Warrants pursuant to Section 2.2(b)(ii) hereof shall take place at the principal office of the Company on the tenth (10th) business day after the expiration of the Warrant Option Period. At such closing, each purchaser of Offered Warrants shall deliver to the Institutional Investor or respective Permitted

          Transferee thereof, as the case may be, against delivery of the Offered Warrants and a duly executed assignment setting forth the amount of Warrants being acquired by such purchaser, a certified or bank cashier's check or checks (if the Warrant Offer Price is all cash) or such other consideration in an amount equal to such purchaser's pro rata share of the Warrant Offer Price. All of the foregoing deliveries will be deemed to be made simultaneously and none shall be deemed completed until all have been completed.

               (v) Any Transfer of Warrants pursuant to this Section 2.2(b) shall remain subject to the Transfer restrictions of this Agreement and each intended transferee pursuant to this Section shall execute and deliver to the Company a counterpart of this Agreement, which shall evidence such transferee's agreement that the Warrants intended to be transferred shall continue to be subject to this Agreement and that as to such Warrants the transferee shall be bound by the restrictions of this Agreement (x) in the case of any transferee other than an Investor, as if such transferee were an original party hereto, standing in the position of its transferor, and (y) in the case of an Investor, as such Investor is bound hereunder.

               (vi) If any Warrant Offeree shall elect to purchase Offered Warrants and shall fail to perform its obligation to close such purchase in accordance with Section 2.2(b)(iv), such Warrant Offeree thereafter shall not be entitled to exercise any rights under this
          Section 2.2(b).

               (vii) The provisions of this Section 2.2(b) shall not apply to a Transfer of Warrants which is (i) a Permitted Transfer, or (ii) made after the first to occur of the Public Float Date or the tenth (10th) anniversary of the Acquisition.

     2.3 Come Along. Except as provided in Section 2.3(c) hereof, none of the Institutional Investors or any of their Permitted Transferees shall Transfer, in one transaction or a series of related transactions, more than ten percent 10% of the shares of Stock held by such Institutional Investor to a Third Party who is not an Institutional Investor without complying with the following terms and conditions:

          (a) The Institutional Investor (the "Initiating Investor") desiring to Transfer such securities (or whose Permitted Transferee desires to Transfer such securities) shall give notice of such intended Transfer to each other Investor ("Participating Offeree") and to the Company. Such notice (the "Participation Notice") shall set forth terms and conditions of such proposed Transfer, including the name of the prospective transferee, the number of shares of Stock proposed to be transferred by the Initiating Investor or its Permitted Transferees (the "Participation Securities"), the purchase price per share proposed to be paid therefor and the payment terms and type of Transfer to be effectuated. Within fifteen (15) days following the delivery of the Participation Notice by the Initiating Investor to each Participating Offeree and to the Company, each Participating Offeree may, by notice in writing to the Initiating Investor and to the Company, elect to sell (or cause its Permitted Transferees to sell) such number of shares of Stock (such number not to exceed the product of the number of Participation Securities multiplied by a fraction with a numerator equal to the number of shares of Stock owned or subject to Vested Stock Options or exercisable Warrants held by such Participating Offeree (or Permitted Transferee thereof), and a denominator equal to the number of shares of Stock owned or subject to exercisable Stock Options or Warrants held by all Investors and their Permitted Transferees), on the same financial terms and conditions and at the same price to be paid to the Initiating Investor in respect of its shares of Stock.

          (b) At the closing of any proposed Transfer in respect of which a Participation Notice has been delivered, the Initiating Investor, together with 211 Participating Offerees electing to sell shares of Stock (together with Permitted Transferees thereof), shall deliver to the proposed transferee certificates evidencing the shares of Stock to be sold thereto duly endorsed with stock powers and shall receive in exchange therefor the consideration to be paid or delivered by the proposed transferee in respect of such shares as described in the Participation Notice.

          (c) The provisions of this Section 2.3 shall not apply to (i) any Permitted Transfer, (ii) any Transfer pursuant to a Public Offering or Rule 144 under the 1933 Act, (iii) Transfers pursuant to Section 2.4 hereof, and
     (iv) any Transfer completed after the first to occur of the Public Float Date or the tenth (1Oth) anniversary of the Acquisition.

          (d) The Permitted Transferees of the Initiating Investor shall have no rights under this Section 2.3.

     2.4 Take Along.

          (a) If, at any time prior to the Public Float Date, the Institutional Investors or their Permitted Transferees (referred to in this Section 2.4 as the "Selling Investors") shall determine to sell or exchange (in a business combination or otherwise) fifty percent (50%) or more of their aggregate shares of Stock in a bona fide arms-length-transaction to a Third Party, then, upon the written request of such Selling investors (the "Sale Request"), each Investor and his or its Permitted Transferees shall be obligated to, and shall (i) sell, transfer and deliver, or cause to be sold, transferred and delivered, to such Third Party, all shares of Stock owned by such Investor or such Investor's Permitted Transferees at the sale price per share and on the same terms applicable to the Selling Investors and, upon request, (ii) consent to the cancellation of exercisable Warrants and Vested Stock Options for an amount per share subject to such exercisable Warrants and Vested Stock Options equal to the difference between the aforementioned price per share and the exercise price of such exercisable warrants and vested Stock Options, and agree to the cancellation of all warrants and Stock Options not then exercisable or vested and (iii) if prior to five (5) years from the date hereof, stockholder approval of the transaction is required, vote his and his Permitted Transferees' shares of Stock in favor thereof; provided, that the Management Investors and their Permitted Transferees shall be entitled (upon notice given) in lieu of selling all of their shares of Stock pursuant to clause (i) above, and canceling their Vested Stock options pursuant to clause (ii) above, to sell that percentage of their shares of Stock and Vested Stock Options that is equal to the percentage of the aggregate holding of the shares of Stock of the Institutional Investors that is being sold or exchanged to the Third Party; provided further, that the Funds and their Permitted Transferees shall be entitled (upon notice given) in lieu of selling all of their shares of Stock pursuant to clause (i) above and canceling their exercisable warrants pursuant to clause (ii) above, to sell that percentage of their shares of Stock and cancel that percentage of their exercisable Warrants that is equal to the percentage of the aggregate holding of the shares of Stock of the Institutional Investors that is being sold or exchanged to the Third Party.

          (b) The provisions of this Section 2.4 shall not apply to (i) any Transfer pursuant to a Public Offering, (ii) Permitted Transfers, (iii) Transfers pursuant to Section 2 hereof, or (V) any Transfer completed after the first to occur of the Public Float Date or the tenth (1Oth) anniversary of the Acquisition.

     2.5 Call by the Company.

          (a) If the employment of any Management Investor by the Company or any of its Subsidiaries shall terminate (a "Call Event") for any reason, in the case of any Management Investor (other than a Mid-State Investor), prior to the earlier of (i) five (5) years after the Acquisition or (ii) the Public Float Date, and, in the case of a Mid-State Investor, prior to the earlier of (x) three (3) years after the Mid-State Acquisition or (y) the Public Float Date, then the Company shall have the right to purchase (the "Call Option"), by delivery of a written notice (the "Call Notice") to such terminated Management Investor no later than ninety (90) days after the date of such Call Event, and such Management Investor and such Management Investor's Permitted Transferees (the "Call Group") shall be required to sell any or all of the shares of Stock and vested Stock Options which are owned by the members of the Call Group on the date of such Call Event (collectively, the "Call Securities") at a price per share of Stock or vested Stock Option equal to the Call Price (as defined in Section 2.5(b) below) applicable to such shares of Stock or vested Stock Options.

          (b) For purposes of this Section 2.5, the term "Call Price" shall mean

               (i) with respect to shares of Stock,

                    (aa) in the event of a termination of a Management Investor without Cause or by virtue of his death or Disability, if such event occurs prior to the first anniversary of the date of this Agreement, the greater of the Fair Market Value of such shares of Stock or, in the case of a Management Investor other than a Mid-State Investor, Investment Price I, and in the case of a Mid-State Investor, Investment Price II, and (y) if such event occurs after the first anniversary of the Mid-State Acquisition, the Fair Market Value of such shares of Stock; and

                    (bb) in the event of a termination of a Management Investor for Cause, in the event of a voluntary termination of any Management Investor or for any reason other than those expressly provided in subparagraph (aa) above, the lower of (x) Investment Price I (in the case of a Management Investor other than a Mid-State Investor) or Investment Price II (in the case of a Mid-State Investor) or (y) the Fair Market Value of such shares of Stock; and

               (ii) with respect to any vested Stock Option, the difference between (x) the Call Price, as determined in (i) above, payable in respect of shares of Stock and (y) the exercise price of such Vested Stock option; provided, that the Call Price calculated pursuant to this subsection (ii) shall in no event be less than zero (0).

          (c) The closing of any purchase of Call Securities by the Company shall take place at the principal office of the Company on the tenth (1Oth) business day after the date of the Call Notice. At such closing, the Company shall deliver to the Call Group, against delivery of certificates duly endorsed and stock powers representing the Call Securities, and the execution, in a form reasonably satisfactory to the Company, of an agreement canceling the Stock Options, a certified or bank cashier's check or checks payable to the Management Investor and/or the Permitted Transferees, as the case may be, in an amount equal to the aggregate Call Price payable in respect of such Call Securities. All of the foregoing deliveries will be deemed to be made simultaneously and none shall be deemed completed until all have been completed.

          (d) Notwithstanding anything set forth in this Section 2.5 to the contrary, prior to the exercise by the Company of its Call Option to purchase Call Securities pursuant to this Section 2.5, one or more new or existing employees of the Company or any of its Subsidiaries may be designated in accordance with the provisions of paragraph (e) below, (individually a "Designated Employee" and collectively, "Designated Employees") who shall have the right, but not the obligation, to exercise the Call Option and to acquire, in lieu of the Company, Call Securities that the Company is entitled to purchase from the Call Group hereunder, for cash and on the same terms and conditions as set forth in the Agreement which apply to the repurchase of such Call Securities by the Company concurrently with any such purchase of Call Securities by any such Designated Employee who is not a Management Investor, such Designated Employee shall execute a counterpart of this Agreement whereupon such Designated Employee shall be deemed a "Management Investor" and shall have the same rights and be bound by the same obligations as the other Management Investors hereunder.

          (e) Any new or existing employee of the Company or any of its Subsidiaries who is not also a Management Investor may, in the discretion of the Company's Board of Directors, be designated as a Designated Employee for purposes of this Section 2.5. A Management Investor who is an employee of the Company or any of its Subsidiaries may, with the prior approval of the Fund Nominee and the Equity Fund Nominee on the Company's Board of Directors, be designated a Designated Employee for purposes of this Section 2.5. If no new or existing employee of the Company or any of its Subsidiaries is designated as a Designated Employee pursuant to this paragraph, then the Company may, with the prior approval of its Board of Directors, be so designated, in which event the Company may elect to exercise the Call Option and shall hold in escrow for future issuance to a Designated Employee any Call Securities purchased from the Call Group upon such exercise.

          (f) If neither the Company nor any Designated Employee elects to exercise the Call Option and repurchase Call Securities pursuant to this
     Section 2.5, the Management Investor or his Permitted Transferees shall continue to hold such Call Securities pursuant to all of the provisions of this Agreement and other applicable agreements (including, without limitation, any restrictions on the vesting of Stock Options).

     2.6 Preemptive Rights.

          (a) Preemptive Right. The Company hereby grants to each Investor and his or its respective Permitted Transferees so long as he or it shall own any Stock or, if sooner, until the Company has made a Public Offering, the right to purchase a pro rata portion of New Securities (as defined in paragraph (c) below) which the Company, from time to time, proposes to sell or issue. An Investor's pro rata portion, for purposes of this Section 2.6, is the ratio of the number of shares of Stock owned or subject to exercisable warrants or vested Stock Options held by such Investor (together with each of its Permitted Transferees) to the total number of shares of Stock owned or subject to exercisable Warrants or Vested Stock Options held by all of the Investors. Notwithstanding the foregoing, the Management Investors and the Institutional Investors waive the rights granted by this Section 2.6(a) in connection with the New Securities issued to the Mid-State Investor on the date hereof.

          (b) Right of Over-Allotment. Each Investor who has a preemptive right under this Section 2.6 shall have a right of over-allotment such that if any Investor fails to exercise his or its right hereunder to purchase his or its pro rata portion of New Securities, the other Investors may purchase the non-purchasing Investor's portion on a pro rata basis determined on the basis of the total number of shares of outstanding Stock owned by such Investor as compared to all Stock owned by all Investors who elect to purchase an over-allotment share pursuant to this sub-paragraph (b) within five (5) days from the date such non-purchasing Investor fails to exercise his or its right hereunder to purchase his pro rata share of New Securities.

          (c) Definition of New Securities. "New Securities" shall mean any Common Stock of the Company whether now authorized or not, and rights, options or warrants to purchase Common Stock, and securities of any type whatsoever that are or may become convertible into or exchangeable for Common Stock and any associated debt; provided that the term "New Securities" does not include (i) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock; (ii) shares of Common Stock issued upon exercise of Stock Options or the Warrants; (iii) the reissuance of shares of Stock purchased by the Company; (iv) preferred stock which is not convertible into Common
     Stock: (v) the issuance of securities of the Company pursuant to a Public Offering; or (vi) the issuance of shares of Common Stock in connection with
     (x) a merger or (y) any plan of reorganization adopted in any bankruptcy reorganization or other arrangement under the laws of any jurisdiction.

          (d) Notice from the Company. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor who has a preemptive right under this Section 2.6 written notice of its intention, describing the type of New Securities and the price and the terms upon which the Company proposes to issue the same. Each such Investor shall have twenty (20) days from the date of receipt of any such notice to agree to purchase his or its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating herein the quantity of New Securities to be purchased.

          (e) Sale by the Company. In the event any Investor who has a preemptive right under this Section 2.6 fails to exercise in full his or its preemptive right within said twenty (20) day period and after the expiration of the five (5) day periods for the exercise of the over-allotment provisions of this Section 2.6, the Company shall have six
     (6) months thereafter to sell the New Securities with respect to which the preemptive right was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice.

          (f) Waiver of Preemptive Right. The provisions of this Section 2.6 may be waived by a majority in interest of shares of Stock then outstanding, provided that no Investor may vote its shares of Stock in favor of such a waiver in connection with the sale or issuance of New Securities to itself or to an Affiliate or an Associate.

     2.7 Corporate Governance.

          (a) Election of Directors. Until the tenth (1Oth) anniversary after the Acquisition, the Investors shall take all action, including but not limited to the voting of their shares of Stock, so that the Boards of Directors of the Company and its Subsidiaries shall include one member designated by the Equity Fund Investor (the "Equity Fund Nominee") and two members designated by the Funds (the "Fund Nominees").

          (b) Designation of Director Nominees. The Equity Fund Nominee shall be designated by the vote or consent of a majority in interest of the then outstanding shares of Stock owned by the Equity Fund Investor. The Fund Nominees shall be designated by the vote or consent of a majority in interest of the shares of Stock held by the Funds.

          (c) Restrictions on Other Agreements. No Investor shall grant any proxy or enter into or agree to be bound by any voting trust with respect to the Stock nor shall any Investor enter into any stockholders agreements or arrangements of any kind with any person with respect to the Stock (other than voting trusts, stockholders agreements or arrangements between an Investor and its Permitted Transferees and other than any provisions set forth in employment agreements between any Management Investor and the Company or any of its Subsidiaries, so long as such agreement is approved by the Board of Directors of the Company) on terms inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other Investors or holders of Stock that are not parties to this Agreement), including but not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of shares of Stock inconsistent herewith.

          (d) Transactions with Affiliates. Prior to the Public Float Date, the Company shall not, and shall use its best efforts not to permit any of its Subsidiaries to, enter into any transaction or transactions with any Investor or any Affiliates or Associates of any Investor (an "Affiliate Transaction") unless each such transaction is negotiated on an arms length basis and is no less favorable to the Company than any similar transaction which could be negotiated with a third party.

          (e) Investor Action. Each Investor and Permitted Transferee agrees that, in his or its capacity as a Shareholder of the Company, such Investor or Permitted

     Transferee will vote, or grant proxies relating to such shares to vote, all of his or its shares of Common Stock (i) in favor of any merger, consolidation, sale or transfer of shares of Stock or any similar transaction pursuant to Section 2.4 hereof (other than an Affiliate Transaction) if, and to the extent that, approval of the Company's Shareholders is required in order to effect such transaction; (ii) in the same manner as holders of a majority of Stock voting as a single class, to the extent such Investor or Permitted Transferee has the right, pursuant only to the General Corporation Law of the State of Delaware, to vote such shares separately as a single class.

          (f) Certain Fundamental Changes. The Company shall not, and shall use its best efforts not to permit any of its Subsidiaries, if applicable, without the prior written consent of the Funds and the Equity Fund Investor, each voting separately as a class, to effect any of the following:

               (i) Merger, consolidation, recapitalization, or liquidation, sale of all or substantially all of its assets, or redemption of capital stock (other than as required or permitted pursuant to this Agreement or the Company's Certificate of Incorporation); or

               (ii) Amendment of its Certificate of Incorporation or by-laws without the approval of a majority in interest of the Equity Fund Investor and the Funds, each voting separately as a class. In addition, the Company shall not, and shall use its best efforts not to permit any of its Subsidiaries to, (w) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of any of its property, (x) admit in writing its inability to pay its debts as they mature, (y) a general assignment for the benefit of creditors,
          (z) file a voluntary petition in bankruptcy, or a petition or an answer seeking an arrangement with creditors or to take advantage of any bankruptcy, insolvency, readjustment of debt or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law without the approval of a majority in interest of the Equity Fund Investor and the Funds, each voting separately as a class.

     2.8 Legends. Each Investor acknowledges that all certificates evidencing the Stock shall bear the following legend:

                              "TRANSFER RESTRICTED

          These securities have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required. These securities are subject to the terms and conditions, including restrictions on transfer, of a Shareholders' Agreement dated as of July 29, 1994, as amended from time to time, a copy of which is on file with the Secretary of the Company."


                                   ARTICLE III

                               Registration Rights

     3.1 General. For purposes of Article III: (a) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and the declaration or ordering of effectiveness of such registration statement; (b) the term "Holder" means any Investor, and their respective Permitted Transferees, holding Registrable Securities; and (c) the shares of Common Stock issuable upon the exercise of Stock Options and warrants shall be deemed to be outstanding and held by the holders of such Stock Options and Warrants.

     3.2 Demand Registration Initiated by Institutional Investors.

          (a) Subject to paragraph (b) hereof, if the Company shall receive a written request (specifying that it is being made pursuant to this Section 3.2) from the Institutional Investors holding a majority in interest of Registrable Securities that the Company file a registration statement under the 1933 Act, or a similar document pursuant to any other statute then in effect corresponding to the 1933 Act, covering the registration of at least fifteen percent (15%) of the Registrable Securities, then the Company shall promptly notify all other Investors of such request and shall use its best efforts to cause to be registered under the 1933 Act all Registrable Securities that Investors have requested to be registered (within fifteen (15) days of such Company notice).

          (b) If the total amount of Registrable Securities that all Investors request to be included in such offering exceeds the amount of securities that an underwriter who is not an Affiliate or Associate of any Investor, in good faith, reasonably believes compatible with the success of the offering, then the Company will include in such registration only the number of securities which, in the opinion of such underwriter, can be sold, and the Registrable Securities requested to be included by the Management Investors and their respective Permitted Transferees shall be reduced or not included to the extent so requested by said underwriter.

          (c) A majority in interest of the Equity Fund Investor and the Funds shall together be entitled to request, and the Company shall be obligated to effect for such Investors, three (3) registrations of Registrable Securities pursuant to this Section 3.2.

     3.3 Piggyback Registration. If, at any time, the Company determines to register any of its equity securities for its own account under the 1933 Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of any of the Registrable Securities, the Company shall, at each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder received by the Company within thirty (30) days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the 1933 Act all of the Registrable Securities of such Holder or its Permitted Transferee that each Holder has requested be registered. If the total amount of Registrable Securities that are to be included by the Company for its own account and at the request of Holders thereof exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company will include in such registration only the number of securities which in the opinion of such underwriters can be sold, in the following order:

          (i) first, the equity securities of the Company;

          (ii) then the Registrable Securities requested to be included by the Investors and their respective Permitted Transferees pro rata based on the number of Registrable Securities owned by each of them which each of them request be included in such registration; provided, however, that if an underwriter who is not an

     Affiliate or Associate of any Investor, in good faith, requests for the success of the offering that the number of Registrable Securities to be sold by the Management Investors and their respective Permitted Transferees be apportioned or excluded, such number of Registrable Securities of the Management Investors and their Permitted Transferees shall be reduced or not included to the extent so requested by said underwriter.

     3.4 Obligations of the Company. Whenever required under Sections 3.2 or 3.3 hereof to use its best efforts to effect the registration of any Registrable Securities, the Company shall:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective;

          (b) as expeditiously as reasonably possible, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

          (c) as expeditiously as reasonably possible furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (d) as expeditiously as reasonably possible use its best efforts to register and qualify the securities covered by such registration statement under such securities or so-called blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be paid by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction;

          (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Holder promptly prepare to furnish to such seller or Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, and will furnish to each such seller at least two (2) business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected, except to the extent required by law, on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or of the rules or regulations thereunder;

          (h) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

          (i) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of class of Registrable Securities is then listed.

     3.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Article III that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     3.6 Expenses of Registration. All expenses incurred in connection with a registration pursuant to Sections 3.2 or 3.3 hereof (excluding underwriters' discounts and commissions, which shall be borne by the sellers), including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders and their Permitted Transferees (which counsel shall be selected by the Holders which together with their Permitted Transferees own a majority of the Registrable Securities being sold under the applicable registration) shall be paid by the Company; provided, however, that the Holders, which together with their Permitted Transferees, own a majority of the Registrable Securities being sold under the registration may withdraw any request made pursuant to Section
3.2 hereof, in which event such withdrawn request shall be deemed for all purposes herein not to have been made.

     3.7 Underwriting Requirements. Each Holder (together with its Permitted Transferees) selling Registrable Securities in any registration pursuant to Sections 3.2 or 3.3 shall, as a condition for inclusion of such Registrable Securities in such registration execute and deliver an underwriting agreement acceptable to the Company, in the case of a registration pursuant to Section 3.3, or acceptable to Holders which, together with their Permitted Transferees, own a majority of the Registrable Securities to be included in such registration, in the case of a registration pursuant to Section 3.2 and the underwriters with respect to such registration. Such underwriters shall be selected (i) by the Company, in the case of a registration pursuant to Section 3.3, or (ii) by a majority in interest of the Registrable Securities to be included in such registration, in the case of a registration pursuant to Section 3.2.

     3.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Article III:

          (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder (which term, for purposes of this Section 3.8, shall include each Investor, including the Management Investors, Equity Fund Investor and the Funds and their respective Permitted Transferees, holding Registrable Securities and shall also include the directors, officers and employees of the Institutional Investors) requesting or joining in a registration, any underwriter (as defined in the 1933 Act) for it, and each person, if any, who controls such Holder or such underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any violation by the Company or any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, underwriter or control person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to anyone for any such loss claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or control person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter or control person and shall survive the transfer of such securities by such Holder.

          (b) To the fullest extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each persons if any, who controls the Company within the meaning of the 1933 Ace, and each agent and any underwriter for the Company and any person who controls any such agent or underwriter and each other Holder and any person who controls such Holder (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities to which the Company or any such director, officers, control person, agent, underwriter, or other Holder may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon an untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final Prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officers, control person, agent, underwriter, or other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, the indemnity obligation of each such Holder hereunder shall be limited to and shall not exceed the proceeds actually received by such Holder upon a sale of Registrable Securities pursuant to a registration statement hereunder; and provided, further that the indemnity agreement contained in this Section 3.8(b) shall not apply to amounts paid in settlements effected without the consent of such Holder (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, Holder, underwriter or control person and shall survive the transfer of such securities by such Holder.

          (c) Any person seeking indemnification under this Section 3.8 will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to give such notice will not affect the right to indemnification hereunder, unless the indemnifying party is materially prejudiced by such failure) and (i) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party, and other indemnifying parties similarly situated, jointly to assume the defense of such claim with counsel reasonably satisfactory to the parties. In the event that the indemnifying parties cannot mutually agree as to the selection of counsel, each indemnifying party may retain separate counsel to act on its behalf and at its expense. The indemnified party shall in all events be entitled to participate in such defense at its expense through its own counsel. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel.

          (d) If for any reason the foregoing indemnification is unavailable to any party or insufficient to hold it harmless as and to the extent contemplated by the preceding paragraphs of this Section 3.8, then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable indemnified party, as the case may be, on the other hand, and also the relative fault of the Company and any applicable indemnified party, as the case may be, as well as any other relevant equitable considerations.

     3.9 Reports Under The 1934 Act. With a view to making available to the Holders and their Permitted Transferees the benefits of Rule 144 promulgated under the 3933 Act and any it other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

          (c) furnish to any Holder forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     3.10 No Inconsistent Agreements. The Company agrees that it has not entered into, and will not hereafter enter into, any Agreement with respect to the registration of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement without the prior written consent of a majority in interest of the Holders.

     3.11 Stock Split. If, on or after the receipt by the Company of a request for registration of a public offering pursuant to Section 3.2 hereof, the proposed managing underwriter or underwriters of such offering reasonably believes that the number of shares to be registered is less than the minimum number necessary for the success of such offering, the Company will promptly prepare and submit to its Board of Directors, use its best efforts to cause to be adopted by its Board of Directors and Shareholders, and, if so adopted, file and cause to become effective, an amendment to its Certificate of Incorporation so as to cause each share of its outstanding Common Stock to be converted into such number of shares of such Common Stock so that the number of shares of Registrable Securities to be registered is equal to the minimum number which such managing underwriter or underwriters reasonably believes is necessary for the success of such offering. Each Investor, together with his or its Permitted Transferees, hereby agrees to vote the shares of the Company's Common Stock held by him or it in favor of adopting such amendment.

     3.12 Timing Limitations.

          (a) No request shall be made with respect to any registration pursuant to Section 3.2 hereof within ninety (90) days immediately following the effective date of any registration statement filed pursuant to this Article III; provided, however, that in the case of Section 3.2 hereof the time period during which any demand described therein may be made shall be extended by the number of days during which no such demand may be made pursuant to this paragraph.

          (b) If the Company shall furnish to the Holders of Registrable Securities requesting a registration pursuant to Section 3.2 hereof a certificate signed by a majority of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company or its Shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore advisable to defer the filing of such registration statement, then the Company shall have the right to defer the filing of the registration statement for a period of not more than one hundred fifty (150) days and the demand then made shall not be counted for purposes of determining the number of registrations pursuant to Section 3.2 hereof; provided, however, that the Company may not utilize such right more than once in any twelve (12) month period.

     3.13 Termination. The provisions of this Article III, except for the provisions of Section 3.8 which shall continue, shall expire on the tenth (1Oth) anniversary date of the Acquisition.


                                   ARTICLE IV

                                  Miscellaneous

     4.1 Remedies. The parties to this Agreement acknowledge and agree that the covenants of the Company and the Investors set forth in this Agreement may be enforced in equity by a decree requiring specific performance. Without limiting the foregoing, if any dispute arises concerning the sale or other disposition of any of the Stock subject to this Agreement, the parties to this agreement agree that an injunction may be issued restraining the sale or other disposition of such Stock or rescinding any such sale or other disposition, pending resolution of such controversy. Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement.

     4.2 Entire Agreement; Amendment. This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. The Schedule may be amended to reflect changes in the composition of the Investors and changes in stock ownership that may occur from time to time as a result of Permitted Transfers or Transfers permitted under Article II hereof or written waivers thereto by a majority in interest of the Management Investors, the Equity Fund Investor and the Funds, each voting separately as a class. Amendments to the Schedule reflecting Permitted Transfers or Transfers permitted under Article 11 hereof shall become effective when the amended Schedule, and a copy of the Agreement as executed by any new transferee, are filed with the Company. Amendments to the Schedule reflecting Transfers pursuant to waivers under Article 11 hereof shall become effective when the waivers and amended Schedule, as executed by a majority in interest of the Management Investors and the Equity Fund Investor and the Funds, voting separately as a class, and a copy of this Agreement as executed by any new transferee, are filed with the Company. Any other amendment, revision or termination of this Agreement shall require the prior written consent of each of the Equity Fund Investor and the Funds, provided, however, that any amendments to Section 2.1, 2.3, 2.4, 2.5, 2.6, 3.2(b), 3.3, 3.8(a), 3.8(b) or 4.2 hereof, insofar as they adversely affect any Management Investor, shall require the prior written consent of such Management Investor and in no event shall any amendment impose additional restrictions or obligations on any Management Investor without the prior written consent of such Management Investor. Captions appearing in this Agreement are for convenience only and shall not be deemed to explain, limit or amplify the provisions hereof. This Agreement may be executed in counterparts, which when taken together shall constitute one and the same instrument.

     4.3 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

     4.4 Investor Representatives.

          (a) The Management Representative. Each Management Investor (other than Jack C. Lail) hereby irrevocably designates and appoints (and pursuant to Article I, each Permitted Transferee of Stock held by such Investors will be deemed to have so designated and appointed) Francis H. Olmstead, Jr. (the "Management Representative") as the representative for each such person to perform all such acts as are required, authorized, or contemplated by this Agreement to be performed by any such person and hereby acknowledges that the Management Representative shall be the only person authorized to take any action so required, authorized, or contemplated by this Agreement by each such person. Each such party further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such party. Each such party hereby authorizes (and pursuant to Article I, each such Permitted Transferee will be deemed to have authorized) the other parties hereto to disregard any notice or other action taken by such person pursuant to this Agreement except for the Management Representative. The other parties hereto are and will be entitled to rely on any action so taken or any notice given by the Management Representative and entitled and authorized to give notices only to the Management Representative for any notice contemplated by this Agreement to be given any such person. In the event (i) the Management Representative ceases to own Stock, (ii) the Management Representative ceases to be employed by the Company or any Subsidiary, or (iii) the Management Representative resigns, a successor to the Management Representative may be chosen by a majority in interest of the Stock held by the Management Investors, provided that notice thereof is given by the new Management Representative to the Company, the Equity Fund Investor and the Funds.

          (b) The Lee Representative. Each person or entity comprising the Institutional Investors hereby irrevocably designates and appoints (and each Permitted Transferee of Stock held by, or Third Party receiving Stock from, such Investor will be deemed to have so designated and appointed) Thomas H. Lee, with full power of substitution (the "Lee Representative'), as the representative of each such person to perform all such acts as are required, authorized, or contemplated by this Agreement to be performed by any such person and hereby acknowledges that the Lee Representative shall be the only person authorized to take any action so required, authorized, or contemplated by this Agreement by each such person. Each such party further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such party. Each such party hereby authorizes (and each such Permitted Transferee will be deemed to have authorized) the other parties hereto to disregard any notice or other action taken by such person pursuant to this Agreement except for the Lee Representative. The other parties hereto are and will be entitled to rely on any action so taken or any notice given by the Lee Representative and entitled and authorized to give notices only to the Lee Representative for any notice contemplated by this Agreement to be given any such person. In the event of the death, disability or resignation of the Lee Representative, a successor to the Lee Representative may be chosen by a majority in interest of the Common Stock held by the Institutional Investors, provided that notice thereof is given by the new Lee Representative to the Company and to the Management Investors. Notwithstanding anything herein to the contrary, the provisions of this
     Section 4.4(b) shall no longer apply with respect to the Funds in the event that no Affiliate of the Equity Fund Investor continues to act as an advisor to the Funds.

     4.5 Notices. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given when delivered by hand or one day after sending by overnight delivery service, to the respective addresses of the parties set forth below:

          (a)  for notices and communications to the Company:

                    Anchor Holdings, Inc.
                    209 East DeSoto Avenue
                    Morristown, Tennessee 37814
                    Attn: President

               with copies to:

                    Anchor Holdings, Inc.
                    c/o Thomas H. Lee Company
                    75 State Street
                    Boston, MA 02109
                    Attn: Scott A. Schoen

               with a copy to:

                    Piliero Goldstein Jenkins & Hall
                    380 Lexington Avenue
                    Suite 1105
                    New York, New York 10168
                    Attn: Edward J. Goldstein, Esq.
                              and

                    Hutchins, Wheeler & Dittmar
                    101 Federal Street
                    Boston, Massachusetts 02710
                    Attn: Harry A. Hanson, III, Esq.

          (b) For notices and communications to the Investors, to the respective addresses set forth in the Schedule.

               with a copy to:

                    Piliero Goldstein Jenkins & Hall
                    380 Lexington Avenue
                    Suite 1105
                    New York, New York 10168
                    Attn: Edward J. Goldstein, Esq.

                             and

                    Hutchins, Wheeler & Dittmar
                    101 Federal Street
                    Boston, Massachusetts 02110
                    Attn: Harry A. Hanson, III, Esq.

By notice complying with the foregoing provisions of this Section 4.5, each party shall have the right to change the mailing address for future notices and communications to such party.

     4.6 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties thereto and to their respective transferees, successors, assigns, heirs and administrators; provided, however, that the rights under this Agreement may not be assigned except as expressly provided herein. No such assignment shall relieve an assignor of its obligations hereunder.

     4.7 Governing Law. This Agreement shall be governed by and construed under the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflicts of laws.

     4.8 Termination. Without affecting any other provision of this Agreement requiring termination of any rights in favor of any Investor, Permitted Transferee or any other transferee of Stock, this Agreement shall terminate as to such Investor, Permitted Transferee or other transferee, when, pursuant to and in accordance with this Agreement, such Investor, Permitted Transferee or other transferee, as the case may be, no longer owns any shares of Stock (and, in the case of a Management Investor, Stock Options and, in the case of the Funds, Warrants); provided, that termination pursuant to this Section 4.8 shall only occur in respect of an Investor after all Permitted Transferees in respect thereof also no longer own any shares of Stock. Notwithstanding anything to the contrary set forth herein, this Agreement shall terminate no later than the tenth (10th) anniversary of the Acquisition.

     4.9 Recapitalizations, Exchanges, Etc. The provisions or thiS Agreement shall apply, to the full extent set forth herein with respect to shares of Stock, to any and all shares of capital stock of the Company or any successor or assign of the Company

(whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the shares of Stock, by reason of a Stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any such events, amounts hereunder shall be appropriately adjusted.


                            SHAREHOLDERS' AGREEMENT
                                 SIGNATURE PAGE


     IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

ANCHOR HOLDINGS, INC.

By:  /s/  Francis H. Olmstead
          ------------------------
          (signature)

          ------------------------
          (print name)

          ------------------------
          (print title)



EQUITY FUND INVESTOR:

THOMAS H. LEE EQUITY PARTNERS, L.P.

By:  /s/  Scott A. Schoen
          ------------------------
          (signature)

          ------------------------
          (print name)

          ------------------------
          (print title)

                       STATE STREET BANK & TRUST COMPANY
                          OF CONNECTICUT (as successor
                      to Continental Bank & Trust Company)

By: /s/ V. Glunt
----------------------------------
(signature)
V. Glunt


----------------------------------
          (print name)

Assistant Vice President
----------------------------------
          (print title)

LEE INVESTORS:

/s/ John W. Childs
----------------------------------
John W. Childs

/s/ David V. Harkins
----------------------------------
David V. Harkins

/s/ Thomas R. Shephard
----------------------------------
Thomas R. Shepherd

/s/ Glenn H. Hutchins
----------------------------------
Glenn H. Hutchins

/s/  Scott A. Schoen
----------------------------------
Scott A. Schoen

/s/ C. Hunter Boll
----------------------------------
C. Hunter Boll

/s/ Steven G. Segal
----------------------------------
Steven. G. Segal

/s/ Anthony J. DiNovi
----------------------------------
Anthony J. DiNovi

                       STATE STREET BANK & TRUST COMPANY
                          OF CONNECTICUT (as successor
                      to Continental Bank & Trust Company)

By:
----------------------------------
         (signature)

----------------------------------
         (print name)


         (print title)

LEE INVESTORS:

/s/ John W. Childs
----------------------------------
John W. Childs

/s/ David V. Harkins
----------------------------------
David V. Harkins

/s/ Thomas R. Shephard
----------------------------------
Thomas R. Shepherd

/s/ Scott A. Schoen
----------------------------------
Scott A. Schoen

/s/ Glenn H. Hutchins
----------------------------------
Glenn H. Hutchins

/s/ C. Hunter Boll
----------------------------------
C. Hunter Boll

/s/ Steven G. Segal
----------------------------------
Steven. G. Segal

/s/ Anthony J. DiNovi
----------------------------------
Anthony J. DiNovi

/s/ Thomas Hagerty
----------------------------------
Thomas M. Hagerty

MANAGEMENT INVESTORS:

/s/  Robert J. Epley
----------------------------------
Robert J. Epley

/s/ Lloyd A. Etter
----------------------------------
Lloyd A. Etter

/s/ Claude  J. Kyker
----------------------------------
Claude J. Kyker

/s/ John J. Nugent
----------------------------------
John J. Nugent

/s/ Francis H. Olmstead, Jr.
----------------------------------
Francis H. Olmstead, Jr.

/s/ Robert T. Parkey
----------------------------------
Robert T. Parkey

/s/ Phyllis Best
----------------------------------
Phyllis Best

/s/ Joseph M. Viglione
----------------------------------
Joseph M. Viglione

MID-STATE INVESTOR:

----------------------------------
Jack C. Lail

----------------------------------
Thomas M. Hagerty

MANAGEMENT INVESTORS:

/s/  Robert J. Epley
----------------------------------
Robert J. Epley

/s/ Lloyd A. Etter
----------------------------------
Lloyd A. Etter

/s/ Claude  J. Kyker
----------------------------------
Claude J. Kyker

/s/ John J. Nugent
----------------------------------
John J. Nugent

/s/ Francis H. Olmstead, Jr.
----------------------------------
Francis H. Olmstead, Jr.

/s/ Robert T. Parkey
----------------------------------
Robert T. Parkey

/s/ Phyllis Best
----------------------------------
Phyllis Best

/s/ Joseph M. Viglione
----------------------------------
Joseph M. Viglione

MID-STATE INVESTOR:

----------------------------------
Jack C. Lail

----------------------------------
Thomas M. Hagerty

MANAGEMENT INVESTORS:


----------------------------------
Robert J. Epley


----------------------------------
Lloyd A. Etter


----------------------------------
Claude J. Kyker


----------------------------------
John J. Nugent


----------------------------------
Francis H. Olmstead, Jr.


----------------------------------
Robert T. Parkey


----------------------------------
Phyllis Best


----------------------------------
Joseph M. Viglione

MID-STATE INVESTOR:

/s/ Jack C. Lail
----------------------------------
Jack C. Lail

/s/ Richard B. Mack
----------------------------------
Richard B. Mack

----------------------------------
Elizabeth H. Cox

----------------------------------
R. Dale Johnson

----------------------------------
Charles O. Allen

----------------------------------
Carey M. Durham

----------------------------------
Dean F. Lail

THE FUNDS:

ML-LEE ACQUISTION FUND II, L.P.
By:      MEZZANINE INVESTMENTS II, L.P.
         Its Managing General Partner

By:      ML MEZZANINE II INC.
         Its General Partner

By:
----------------------------------
         (signature)

----------------------------------
         (print name)

----------------------------------
         (print title)

----------------------------------
Richard B. Mack

----------------------------------
Elizabeth H. Cox

/s/  R. Dale Johnson
----------------------------------
R. Dale Johnson

----------------------------------
Charles O. Allen

----------------------------------
Carey M. Durham

----------------------------------
Dean F. Lail

THE FUNDS:

ML-LEE ACQUISTION FUND II, L.P.
By:      MEZZANINE INVESTMENTS II, L.P.
         Its Managing General Partner

By:      ML MEZZANINE II INC.
         Its General Partner

By:/s/
----------------------------------
         (signature)

----------------------------------
         (print name)

----------------------------------
         (print title)

----------------------------------
Richard B. Mack

/s/ Elizabeth H. Cox
----------------------------------
Elizabeth H. Cox

/s/
----------------------------------
R. Dale Johnson

/s/ Charles O. Allen
----------------------------------
Charles O. Allen

/s/ Carey M. Durham
----------------------------------
Carey M. Durham

/s/ Dean F. Lail
----------------------------------
Dean F. Lail

THE FUNDS:

ML-LEE ACQUISTION FUND II, L.P.
By:      MEZZANINE INVESTMENTS II, L.P.
         Its Managing General Partner

By:      ML MEZZANINE II INC.
         Its General Partner

By:
----------------------------------
         (signature)

----------------------------------
         (print name)

----------------------------------
         (print title)

----------------------------------
Richard B. Mack

----------------------------------
Elizabeth H. Cox

----------------------------------
R. Dale Johnson

----------------------------------
Charles O. Allen

----------------------------------
Carey M. Durham

----------------------------------
Dean F. Lail

THE FUNDS:

ML-LEE ACQUISTION FUND II, L.P.
By:      MEZZANINE INVESTMENTS II, L.P.
         Its Managing General Partner

By:      ML MEZZANINE II INC.
         Its General Partner

By: /s/ Joseph Sullivan
----------------------------------
         (signature)

----------------------------------
         (print name)

----------------------------------
         (print title)

ML-LEE ACQUISTION FUND II, L.P.
By:      MEZZANINE INVESTMENTS II, L.P.
         Its Managing General Partner

By:      ML MEZZANINE II INC.
         Its General Partner

By: /s/ Joseph Sullivan
----------------------------------
         (signature)

----------------------------------
         (print name)

----------------------------------
         (print title)

                                   Schedule A

                              Schedule of Investors


                                                     Number of                    % of
                                                     Shares of                    Common
INSTITUTIONAL Investors                              Common Stock                 Stock

Thomas H. Lee Equity
      Partners, L.P.                                 568,185.02
c/o Thomas H. Lee Company
75 State Street
Boston, MA 02109
Attn:  Scott A. Schoen

ML-Lee Acquisition Fund II, L.P.                      162,967
c/o Thomas H. Lee Advisors II
75 State Street
Boston, MA 02109
Attn:  Scott A. Schoen

ML-Lee Acquisition Fund                                87,033

(Retirement Accounts) II, L.P.
c/o Thomas H. Lee Advisors II
75 State Street
Boston, MA 02109
Attn:  Scott A. Schoen

State Street Bank & Trust Company                    91,130.21
      of Connecticut (as successor to
Continental Bank & Trust Company)
750 Main Street
Suite 1114
Hartford, CT.  06103
Attn:  Virginia Glunt

John W. Childs                                       5,012.03
c/o Thomas H. Lee Company
75 State Street
Boston, MA.  02109
Attn:  Scott A. Schoen

David V. Harkings                                    3,659.33
c/o Thomas H. Lee Company
75 State Street
Boston, MA.  02109
Attn:  Scott A. Schoen

Thomas R. Shepherd                                   2,889.55
c/o Thomas H. Lee Company
75 State Street
Boston, MA.  02109
Attn:  Scott A. Schoen

Glenn H. Hutchins                                    3,744.59
c/o Thomas H. Lee Company
75 State Street
Boston, MA  02109
Attn:  Scott A. Schoen



                                                     Number of                    % of
                                                     Shares of                    Common
INSTITUTIONAL Investors                              Common Stock                 Stock

Scott A. Schoen                                      2,861.16
c/o Thomas H. Lee Company
75 State Street
Boston, MA.  02109

C. Hunter Boll                                       2,861.16
c/o Thomas H. Lee Company
75 State Street
Boston, MA.  02109
Attn:  Scott A. Schoen

Steven G. Segal                                      1,144.53
c/o Thomas H. Lee Company
75 State Street
Boston, MA.  02109
Attn:  Scott A. Schoen

Anthony J. DiNovi                                    572.21
c/o Thomas H. Lee Company
75 State Street
Boston, MA  02109
Attn:  Scott A. Schoen

Thomas M. Hagerty                                    572.21
c/o Thomas H. Lee Company
75 State Street
Boston, MA  02109
Attn:  Scott A. Schoen

MANAGEMENT INVESTOR

Robert J. Epley                                      5,684
1001 Westmoreland
Knoxville, TN  37919

Lloyd A. Etter                                       5,684
536 Windridge Lane
Morristown, TN  37814

Claude J. Kyker                                      5,684
2050 Seven Oaks Drive
Morristown, TN  37814

John J. Nugent                                       16,211
21 Orchard Drive
Redding, CT  06808

Francis H. Olmstead, Jr.                             17,263
7328 Misty Meadow Drive
Knoxville, TN  37919

Robert T. Parkey                                     8,842
7208 Rotherwood Drive
Knoxville, TN  37919

Phyllis Best                                         2,316
4320 Shipe Road
Corryton, TN  37721

Joseph M. Viglione                                   5,684
1005 Castlerock Court
Knoxville, TN  37919

Jack C. Lail                                         9,685.23
1343 Burney Road
P.O. Box 179
Seagrove, NC  27341

Richard B. Mack                                      1,525.42
P.O. Box 847
Pinehurst, N.C.  28374

Elizabeth H. Cox                                     1,815.98
530 Burney Road
Asheboro, N.C.  27203

R. Dale Johnson                                      1,210.65
2842 Oak Hollow Drive
Asheboro, N.C.  27203

Charles O. Allen                                     1,210.65
P.O. Box 456
Denton, N.C.  27239

Carey M. Durham                                      242.13
1102 Rockridge Road
Asheboro, N.C.  27203

Dean F. Lail                                         2,469.73
P.O. Box 53
Seagrove, N.C.  27341
